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                    METLIFE INSURANCE COMPANY OF CONNECTICUT
              METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE

             CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE 2000
             CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE III
              CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE IV
               CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE
                                CORPORATE SELECT

      SUPPLEMENT DATED JUNE 24, 2011 TO THE PROSPECTUSES DATED MAY 1, 2011

This supplement updates certain information contained in the Prospectuses for the above referenced variable life insurance policies.

Effective immediately and until further notice, we will no longer accept premium payments or transfers of cash value into T. Rowe Price Mid Cap Growth Portfolio of Met Investors Series Trust (the "Portfolio") except for transfers made under a dollar cost averaging or portfolio rebalancing program in effect at the time of the closing.

Any new premium payments that continue to be directed towards the Portfolio will instead be returned to the Policy Owner. We will, however, attempt to obtain new premium allocation instructions from the Policy Owner prior to returning the premium payments.

If you have any questions, please contact us by calling 1-908-253-1400 or call your registered representative.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                                                              MICC.COLI.Reg.6/11